UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 8, 2020

Grocery Outlet Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38950	47-1874201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5650 Hollis Street Emeryville, California 94608	94608
(Address of Principal Executive Offices)	(Zip Code)

(510) 845-1999

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	“GO”	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K is filed by Grocery Outlet Holdings Corp., a Delaware corporation (the “Company”), in connection with the matters described herein. References to “we” and “our” herein refer to the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Company held its annual meeting of stockholders (the “Annual Meeting”) on June 8, 2020.

(b)	The voting results from the Annual Meeting were as follows:

1.	Each of the following four directors were re-elected to our Board of Directors as Class I directors, to serve until our annual meeting of stockholders in 2022 or until their respective successors are elected and qualified. Each director received the number of votes set forth below.

Name	For	Withhold	Broker Non-Vote
Kenneth W. Alterman	73,128,739	11,819,990	1,689,501
John E. Bachman	84,606,219	342,510	1,689,501
Thomas F. Herman	73,097,189	11,851,540	1,689,501
Erik D. Ragatz	63,076,216	21,872,513	1,689,501

2.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2021 was approved by a vote of 86,552,347 shares in favor, 70,670 shares against and 15,213 shares abstaining. There were no broker non-votes on this proposal.

3.	The approval of a non-binding advisory resolution on the compensation of the Company’s named executive officer for the fiscal year ended December 28, 2019 was approved by a vote of 83,847,580 shares in favor, 1,076,318 shares against and 25,011 shares abstaining. There were 1,689,501 broker non-votes on this proposal.

4.	The stockholders approved a non-binding advisory resolution to hold future advisory votes on the compensation of the Company’s named executive officers every year. Stockholders had the option of recommending an advisory vote every year, every two years, or every three years or abstaining from making a recommendation. Each option received the number of votes set forth below.

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
79,977,200	10,971	4,947,245	13,313	1,689,501

After considering the preferences expressed at the Annual Meeting, our Board of Directors has determined to hold future non-binding, advisory votes on the compensation paid to the Company’s named executive officers every year, so that the next such vote will be held at its 2021 annual meeting of stockholders. The Company will hold another vote on the frequency of the vote regarding the compensation paid to its named executive officers no later than its 2026 annual meeting of stockholders.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2020	GROCERY OUTLET HOLDINGS CORP.

	By:	/s/ PAMELA B. BURKE
Pamela B. Burke
Chief Administrative Officer, General Counsel and Secretary